Exhibit 99.1

FLIP FLOP SHOPS FRANCHISE COMPANY, LLC

FINANCIAL STATEMENTS

(Restated)

For the Year Ended December 31, 2014

12850 Highway 9 Suite 600-330 • Alpharetta, GA 30004 | office: 770-932-9875 fax: 866-611-7150 | www.RobinBrownCPA.com

FLIP FLOP SHOPS FRANCHISE COMPANY, LLC

TABLE OF CONTENTS

PAGE NO.
INDEPENDENT AUDITOR’S REPORT	1

FINANCIAL STATEMENTS (RESTATED)

Balance Sheet (Restated)	2
Statement of Income and Member’s Capital (Restated)	3
Statement of Cash Flows (Restated)	4
Notes to Financial Statements (Restated)	5-9

INDEPENDENT AUDITOR’S REPORT

To the Member

Flip Flop Shops Franchise Company, LLC

Kennesaw, Georgia

We have audited the accompanying balance sheet (restated) of Flip Flop Shops Franchise Company, LLC (a limited liability company) as of December 31, 2014, and the related statements of income and member’s capital (restated), and cash flows (restated) for the year then ended.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements (restated) referred to above present fairly, in all material respects, the financial position of Flip Flop Shops Franchise Company, LLC as of December 31, 2014, and the results of their operations and their cash flows for the year then ended in accordance with accounting principles generally accepted in the United States of America.

Emphasis of Matter

As discussed in Note 8 to the financial statements (restated), the 2014 financial statements have been restated to reflect a change in accounting principle. We previously audited the financial statements of Flip Flop Shops Franchise Company, LLC as of December 31, 2014, and for the year then ended and we issued an unqualified opinion on those audited financial statements in our report dated March 25, 2015. Our opinion is not modified with respect to this matter.

ROBIN BROWN & ASSOCIATES, LLC

Certified Public Accountants

November 5, 2015

FLIP FLOP SHOPS FRANCHISE COMPANY, LLC
BALANCE SHEET
DECEMBER 31, 2014
(RESTATED)

2014
ASSETS
Cash - Operating and Money Market Accounts	$290,830
Cash - Restricted	11,431
Total Cash - Note 1	302,261
Accounts Receivable - Note 1	63,930
Affiliate Loan Receivable - Note 6	78,798
Other Receivables	29,052
Total Current Assets	474,041
Computers and Equipment, net of accumulated depreciation of $29,233 - Notes 1 & 2	5,865
Total Assets	$479,906
LIABILITIES AND MEMBER’S CAPITAL
Accounts Payable	$156,336
Brand Building Fund Obligations	11,431
Affiliate Notes Payable - Note 6	—
Deferred Revenue - short term - Note 1	342,000
Total Current Liabilities	509,767
Deferred Revenue - long term - Note 1	2,128,000
Total Long-Term Liabilities	2,128,000
Total Liabilities	2,637,767
Member’s Capital - Note 3	(2,157,861)
Total Liabilities and Member’s Capital	$479,906

See Accompanying Notes and Independent Auditor’s Report

FLIP FLOP SHOPS FRANCHISE COMPANY, LLC
STATEMENT OF INCOME AND MEMBER’S CAPITAL
FOR THE YEAR ENDED DECEMBER 31, 2014
(RESTATED)

2014
Revenue
Franchise Fees	$918,430
Royalty Fees	1,239,945
Total Revenue	2,158,375
Expenses
Selling and Marketing	516,380
General and Administrative	1,602,594
Depreciation	5,055
Legal and Professional Fees	179,171
Operating Expenses	2,303,200
Net Income (Loss) from Operations	(144,825)
Other Income (Expense)
Other Income	57,500
Gain/Loss on Sale of Fixed Assets	—
Total Other Income (Expense)	57,500
Net Income (Loss)	(87,325)
Member’s Capital, Beginning of Year	25,464
Cumulative Effect of Change in Accounting Principle - Note 8	(1,996,000)
Member’s Contributions	—
Member’s Distributions	(100,000)
Member’s Capital, End of Year	$(2,157,861)

See Accompanying Notes and Independent Auditor’s Report

FLIP FLOP SHOPS FRANCHISE COMPANY, LLC
STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 2014
(RESTATED)

2014
CASH FLOWS FROM OPERATING ACTIVITIES
Net Income (Loss)	$(87,325)
Adjustments:
Depreciation	5,055
(Increase) decrease in accounts receivable	7,217
(Increase) decrease in other receivables	(28,340)
Increase (decrease) in accounts payable	41,333
Increase (decrease) in deferred revenue	474,000
Net cash provided (used) by operating activities	411,940
CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of computers and equipment	(4,266)
Sale of computers and equipment	—
Net cash used by investing activities	(4,266)
CASH FLOWS FROM FINANCING ACTIVITIES
Loan Receivables	(605)
Proceeds from (repayments of) notes payable	(65,065)
Contributions from Member	—
Distributions to Member	(100,000)
Net cash provided (used) by financing activities	(165,670)
NET INCREASE (DECREASE) IN CASH	242,004
CASH, BEGINNING	48,826
CASH, ENDING	$290,830
RESTRICTED CASH, BEGINNING	$43,344
Proceeds from Restricted Brand Building Fees	164,731
Use of Restricted Brand Building Fees	(196,644)
RESTRICTED CASH, ENDING	$11,431
Cash paid for Interest Expense	$—
Cash paid for Income Taxes	$—

See Accompanying Notes and Independent Auditor’s Report

FLIP FLOP SHOPS FRANCHISE COMPANY, LLC
NOTES TO FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2014
(RESTATED)

NOTE 1 — ORGANIZATION AND SUMMARY OF ACCOUNTING POLICIES

Organization

Flip Flop Shops Franchise Company, LLC (the “Company”) was established on August 24, 2007 in Delaware. The Company is a single member LLC engaged in offering and selling franchises throughout the United States and internationally for the operation of franchised stores focused on high-end flip flops and sandals with seasonal variety, including but not limited to, slippers and related accessories. The Company is owned by FFS Holdings, LLC which is owned by active and passive members.

The Company completed a uniform franchise offering circular and commenced selling franchises during 2007. As of December 31, 2014, the Company had 93 franchise stores in operation and an additional 50 franchise agreements effective for a total of 143 franchise agreements currently effective. In addition, there are four master franchise agreements: one master franchise agreement covers Canada, one covers South Africa, Zimbabwe, and Mauritius; one covers various jurisdictions in the Middle East, and one covers the Caribbean.

Basis of Presentation

The Company prepares its financial statements in accordance with generally accepted accounting principles. This basis of accounting involves the application of accrual accounting; consequently, revenues and gains are recognized when earned, and expenses and losses are recognized when incurred.

These financial statements are prepared in conformity with accounting principles generally accepted in the United States which comply, in all material respects, with Canadian generally accepted accounting principles.

Cash

Cash consists of a business checking account maintained at one financial institution. The account is insured by the Federal Deposit Insurance Corporation (FDIC) up to $250,000. At December 31, 2014, the Company’s cash balance exceeded the FDIC insurance limits by $40,830.

The Company considers all cash in bank and investments in highly liquid debt instruments with maturities of three months or less to be cash equivalents.

FLIP FLOP SHOPS FRANCHISE COMPANY, LLC
NOTES TO FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2014
(RESTATED)

NOTE 1 — ORGANIZATION AND SUMMARY OF ACCOUNTING POLICIES (Continued)

Restricted Cash

The Company collects one half of one percent (0.5%) of the franchisees’ monthly gross revenue for brand building expenses. This money is maintained in a separate bank account from the Company’s general operating account and is disbursed only for brand building expenditures approved by the franchisor to maximize general public recognition and acceptance of the Licensed Marks for the benefit of the Flip Flop Shops system.

Accounts Receivable

Accounts receivable consist of amounts management expects to collect from franchisees for royalties and franchise fees, net of any allowance for uncollectible accounts. On a periodic basis, the Company evaluates its accounts receivable and when deemed necessary, establishes an allowance for doubtful accounts. The allowance is based on its perceived collectability of customer balances, history of collections and current credit conditions. For amounts that become uncollectible, the Company uses the allowance method to recognize bad debts. Accounts receivable as of December 31, 2014 was $63,930. The Company considers accounts receivable to be fully collectible. Accordingly, no allowance for doubtful accounts was required to be recorded at December 31, 2014.

Property and Equipment

Property and equipment are carried at cost. For financial reporting purposes, property and equipment are depreciated using the straight-line method at rates based upon the following estimated useful lives:

Computers and Equipment	3 Years
Furniture and Fixtures	7 Years

Revenue Recognition

The Company derives its income from franchise fees and royalty agreements with the franchisees’ stores bearing the name Flip Flop Shops. Revenue from franchise fees is recognized as deferred revenue when the franchise agreement is executed. Franchise fee revenue is recognized in income when earned which is deemed to be when the franchise operations commence for individual franchises and over the life of the franchise agreement for master franchises. Deferred revenue as of December 31, 2014 was $2,470,000 with $342,000 classified as short-term liabilities and $2,128,000 as long-term liabilities.

Royalties from individual franchisees are based upon a percentage of each franchisee’s sales and are recognized as franchise revenues as the fees are earned and become receivable from the franchisee.

FLIP FLOP SHOPS FRANCHISE COMPANY, LLC
NOTES TO FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2014
(RESTATED)

NOTE 1 — ORGANIZATION AND SUMMARY OF ACCOUNTING POLICIES (Continued)

Organizational Expense

The Company incurred various expenses during the formation of the Company. These expenses relate to the legal assistance in organizing franchise documents and the initial Uniform Franchise Offering Circular, currently referred to as the Franchise Disclosure Document.

Income Tax

The Company itself is not a taxpaying entity for purposes of federal and state income taxes. Federal and state income taxes of the Company are computed on the owner’s total income from all sources; accordingly; no provision for income taxes is made in these statements.

Advertising Costs

Advertising costs are expensed in the period in which they are incurred. Advertising expense for the year ended December 31, 2014 was $93,025.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2 — PROPERTY AND EQUIPMENT

The following illustrates activity in the property and equipment accounts for the year ended December 31, 2014:

	Cost as of December 31, 2013	Additions	Disposals	Cost as of December 31, 2014	Accumulated Depreciation	Net Book Value
Computer and equipment	23,298	4,266		27,564	21,699	5,865
Furniture and fixtures	7,534	—	—	7,534	7,534	—
Net property and equipment	$30,832	4,266	—	35,098	29,233	$5,865

FLIP FLOP SHOPS FRANCHISE COMPANY, LLC
NOTES TO FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2014
(RESTATED)

NOTE 3 — MEMBER’S CAPITAL

The member initially contributed $1,000 cash for 100% equity and profit sharing interests. The member contributed additional cash equal to $100,000 in 2010. There were no contributions in 2014.

NOTE 4 — FRANCHISE AGREEMENTS

As of December 31, 2014, the Company had 143 franchise agreements and four master franchise agreements effective.

NOTE 5 - SUBSEQUENT EVENTS

In accordance with the FASB issued Accounting Standard Codification (ASC) 855-10 (formerly known as Statement of Financial Accounting Standards No. 165), subsequent events have been evaluated through November 5, 2015, the date the financial statements have been issued. On October 13, 2015, all of the issued and outstanding equity interests of the sole member of the Company, FFS Holdings, LLC, were acquired by Cherokee Inc. Upon consummation of the merger agreement, FFS Holdings, LLC became a wholly owned subsidiary of Cherokee Inc., a publicly-traded company. No other subsequent events outside of the normal scope of operations were noted through that date.

NOTE 6 — RELATED PARTIES

The Company is a single member LLC owned by FFS Holdings, LLC. FFS Holdings, LLC is owned by active and passive members, including FFS, Inc. One of the active members provides office space for himself along with storage space for company files and documents at no charge for rent or reimbursements for overhead. The other active members work from virtual offices also provided at no charge for rent or reimbursements for overhead.

The Company had a related party receivable as of December 31, 2014 of $78,798, respectively, due from active members of FFS Holdings, LLC, the majority of which represents federal income taxes paid by the Company on behalf of a member.

NOTE 7 — CONTINGENCIES

A search for commitments and contingencies was performed in accordance with the FASB issued Accounting Standard Codification (ASC) 450 (formerly known as Statement of Financial Accounting Standards No. 5) noting that the Company is engaged in ongoing litigation which is common in the franchise industry. The results of the ongoing litigation are not known at this time and according to Generally Accepted Auditing Standards no contingent liability is included in the financial statements based upon the opinion of the counsel for the Company in this ongoing litigation. Additional information on any matters of litigation involving the Company can be found in the Franchise Disclosure Document.

FLIP FLOP SHOPS FRANCHISE COMPANY, LLC
NOTES TO FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2014
(RESTATED)

NOTE 8 — CHANGE IN ACCOUNTING PRINCIPLE

On January 1, 2014, the Company elected to change its revenue recognition policy to recognize franchise fee revenue when operations commence for individual franchises and over the life of the franchise agreement for master franchises; whereas, in prior years revenue was recognized when the franchise agreement was executed. The new method of accounting for revenue was adopted to comply with SEC regulations due to the acquisition of the sole member of the Company by Cherokee Inc., a publicly-traded company, as discussed in Note 5.

The following table reflects the effect of the change in accounting principle on previously issued financial statements as of and for the year ended December 31, 2014:

	As Previously Reported	Change	Restated
Balance Sheet
Deferred Revenue — short term	$—	342,000	$342,000
Current Liabilities	$167,767	342,000	$509,767
Deferred Revenue — long term	$—	2,128,000	$2,128,000
Long-Term Liabilities	$—	2,128,000	$2,128,000
Total Liabilities	$167,767	2,470,000	$2,637,767
Member’s Capital	$312,139	(2,470,000)	$(2,157,861)
Total Liabilities & Member’s Capital	$479,906	—	$479,906
Statement of Income & Member’s Capital
Franchise Fee Revenue	$1,392,430	(474,000)	$918,430
Total Revenue	$2,632,375	(474,000)	$2,158,375
Net Income (Loss)	$386,675	(474,000)	$(87,325)
Member’s Capital, beginning of year	$25,464	(1,996,000)	$(1,970,536)
Member’s Capital, end of year	$312,139	(2,470,000)	$(2,157,861)